UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

(Amendment No. )

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OXiGENE, Inc.

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230 THIRD AVE
WALTHAM, MASSACHUSETTS 02451
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON THURSDAY, JULY 7, 2005
TO OUR STOCKHOLDERS:
      Please take notice that the 2005 Annual Meeting of stockholders of OXiGENE, Inc., a Delaware corporation, will be held on Thursday, July 7, 2005, at 10:00 a.m., local time, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., located at One Financial Center, Boston, MA 02111, for the following purposes:

1. To elect six members to the Board of Directors to hold office until the 2006 annual meeting of stockholders and until their successors are duly elected and qualified;

2. To approve an amendment to our Restated Certificate of Incorporation to increase from 60,000,000 to 100,000,000 the number of authorized shares of our common stock;

3. To approve the OXiGENE, Inc. 2005 Stock Plan; and

4. To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.
      The Board of Directors has fixed the close of business on May 13, 2005 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.
      All stockholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, you are requested to complete, sign, date and return the enclosed proxy card as soon as possible in accordance with the instructions on the proxy card. A pre-addressed, postage prepaid return envelope is enclosed for your convenience.

BY ORDER OF THE BOARD OF DIRECTORS

Frederick W. Driscoll
President and Chief Executive Officer
May 24, 2005

PROXY STATEMENT
PROPOSAL 1 -- ELECTION OF DIRECTORS
BOARD AND COMMITTEE MEETINGS
COMPENSATION OF DIRECTORS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXECUTIVE OFFICERS OF THE COMPANY
REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
PROPOSAL 2 -- APPROVAL OF
PROPOSAL 3 -- APPROVAL OF OUR 2005 STOCK PLAN
AUDIT FEES
AUDIT COMMITTEE REPORT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
EMPLOYMENT AGREEMENTS
STOCK OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
EQUITY COMPENSATION PLAN INFORMATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PERFORMANCE GRAPH
EXPENSES OF SOLICITATION
CODE OF CONDUCT AND ETHICS
STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR
OTHER MATTERS
ANNUAL REPORT
CERTIFICATE OF AMENDMENT OF RESTATED CERTIFICATE OF INCORPORATION OF OXiGENE, INC.

230 THIRD AVE
WALTHAM, MASSACHUSETTS 02451
(781) 547-5900
PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
THURSDAY, JULY 7, 2005
       We have sent you this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote at the 2005 Annual Meeting of stockholders and any adjournments of the Annual Meeting. This Proxy Statement summarizes the information you need to know to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares. Instead, you may vote your shares by marking, signing, dating and returning the enclosed proxy card. This Proxy Statement and the proxy card were first mailed to stockholders on or about May 24, 2005.
      Who Can Vote. Record holders of our common stock at the close of business on the record date, May 13, 2005, may vote at the Annual Meeting. On the record date, approximately 80 record holders held 20,053,354 shares of outstanding common stock. Holders of common stock are entitled to one vote per share on all matters to be voted on by stockholders.
      How You Can Vote. You can only vote your shares if you are either present in person or represented by proxy at the Annual Meeting. Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Annual Meeting and vote. If you properly fill in your proxy card and send it to us in time, the “proxy” (one of the individuals named on the proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, the proxy will vote your shares as recommended by the Board of Directors.
      Recommendation of the Board of Directors. The Board of Directors recommends that you vote as follows:

•	“FOR” the election of the six (6) director nominees;

•	“FOR” an amendment to our Restated Certificate of Incorporation to increase from 60,000,000 to 100,000,000 the number of authorized shares of our common stock; and

•	“FOR” the OXiGENE, Inc. 2005 Stock Plan.
If any other matter is properly presented, the proxyholders will vote your shares in accordance with their best judgment. At the time this Proxy Statement was printed, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement.
      Revocation of Proxies. If you return your proxy card, you may revoke it at any time before it is exercised. You may revoke your proxy card in any one of the following ways:

•	by voting in person at the Annual Meeting;

•	by delivering a written notice of revocation dated after the proxy card to our principal offices at 230 Third Avenue, Waltham, Massachusetts 02451; or

•	by timely delivering another proxy card dated after the proxy card that you wish to revoke.

      Voting in Person. If you plan to attend the Annual Meeting and vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on May 13, 2005, the record date for determining who is entitled to vote.
      Required Votes. The votes that are required for approval of each proposal are:

Proposal 1: Elect Directors	The nominees for director who receive the most votes (also known as a “plurality” of the votes) will be elected.

Proposal 2: Approve Amendment to Restated Certificate of Incorporation	The affirmative vote of a majority of our outstanding common stock entitled to vote at the Annual Meeting is required to approve the amendment to our Restated Certificate of Incorporation.

Proposal 3: Approve the OXiGENE, Inc. 2005 Stock Plan	The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the Annual Meeting is required to approve the OXiGENE, Inc. 2005 Stock Plan.

Broker Non-Votes, Withholdings and Abstentions.

•	Broker Non-Votes: If your broker holds your shares in its name, the broker will be entitled to vote your shares on Proposal 1 and Proposal 2 even if it does not receive instructions from you. Your broker will not be able to vote your shares on Proposal 3 if it does not receive instructions from you. If your broker cannot vote your shares on a particular matter because the broker does not have instructions from you or discretionary voting authority on that matter, such as with respect to Proposal 3, this is referred to as a “broker non-vote.” Broker non-votes will have the same effect as votes against the proposal with respect to Proposal 2. Broker non-votes are not considered to be present and represented and entitled to vote at the meeting as to Proposal 3, so they will have no effect on the vote on that proposal.

•	Withholdings: Withholding authority to vote for a nominee for director will have no effect on the outcome of the vote.

•	Abstentions: Because abstentions are treated as shares present or represented and entitled to vote at the Annual Meeting, abstentions with respect to Proposals 2 and 3 have the same effect as votes against these proposals.
      Quorum. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock is necessary to constitute a quorum at the Annual Meeting. Votes of stockholders of record who are present at the meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.
      Throughout this Proxy Statement, the terms “OXiGENE,” “WE,” “US,” “OUR” or “COMPANY” mean OXiGENE, Inc.

PROPOSAL 1 — ELECTION OF DIRECTORS
      Information concerning the nominees for election to the Board of Directors is set forth below. Each nominee for election to the Board of Directors has consented to being named as a nominee and has agreed to serve if elected. If elected, each director would serve for a one-year term, expiring at the 2006 annual meeting of stockholders and until his successor is elected. We will vote your shares as you specify on your proxy card. If you sign, date and return the proxy card but do not specify how you want your shares voted, we will vote them FOR the election of the nominees listed below. If unforeseen circumstances (such as death or disability) make it necessary for the Board of Directors to substitute another person for any of the nominees, we will vote your shares FOR that other person. If we do not name a substitute nominee, the size of the Board of Directors will be reduced. We are not aware of any circumstances that would render any nominee for director unavailable.
      Our Board of Directors currently consists of six members, including four members who are “Non-Employee Directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Under our by-laws, the number of members of our Board of Directors is fixed from time to time by the Board of Directors, and directors serve in office until the next annual meeting of stockholders and until their successors have been elected and qualified. The Board of Directors has set the size of the Board of Directors at six, effective at the Annual Meeting, and nominated Messrs. Joel-Tomas Citron, Frederick W. Driscoll, Arthur B. Laffer, Per-Olof Söderberg, William N. Shiebler and J. Richard Zecher for election at the Annual Meeting. The six nominees include four members who would qualify as independent directors under the rules of the Nasdaq Stock Market, Inc.
      Each nominee for election to the Board of Directors is currently serving as a director. The following information with respect to each nominee has been furnished to us by that nominee. The ages of the nominees are as of March 31, 2005. Messrs. Citron and Driscoll are currently employed by us.

JOEL-TOMAS CITRON

Age:	42

Director Since:	2000; Chairman of the Board since December 2001

Principal Occupation:	Mr. Citron is President and Chief Executive Officer of Jovian Holdings Inc.

Business Experience:	Mr. Citron has served as President and Chief Executive Officer of Jovian Holdings Inc. since 2002. Mr. Citron has served as the Chairman of Provide Commerce, Inc., a San Diego-based company, since 2001. From 1998 to 2001 he was Vice Chairman, President and Chief Executive Officer of Miami-based MasTec, Inc. Mr. Citron served as Chairman of the Board and President of Proventus Inc., and was a Senior Executive of Proventus AB, a large international investment company based in Stockholm, Sweden, from 1992 to 1998.

FREDERICK W. DRISCOLL

Age:	54

Director Since:	2002

Principal Occupation:	Mr. Driscoll replaced Dr. Bjorn Nordenvall as our President and Chief Executive Officer since June 11, 2002. Prior to that, Mr. Driscoll served as President of Finance and Operations since 2000.

Business Experience:	Prior to joining us, from 1996 to 2000, Mr. Driscoll worked at Collagenesis Corporation, most recently as Senior Vice President of Finance and Operations. From 1974 to April 1996, he served in various senior management positions at Instrumentation Laboratory.

Other Directorships:	Neurofibromatosis, Inc. (private)

ARTHUR B. LAFFER, PH.D.

Age:	64

Director Since:	1998

Principal Occupation:	Dr. Laffer has been the Chairman and Chief Executive Officer of Laffer Associates, an economic research and financial consulting firm since 1979. Dr. Laffer is also a co-founder, Chairman and Chief Executive Officer of Laffer Advisers, Inc., a broker dealer since 1981, and a co-founder, Chairman and Chief Executive Officer of Laffer Investments, an institutional money management firm since 1999.

Business Experience:	From 1981 to 1989, Dr. Laffer was a member of President Ronald Reagan’s Economic Policy Advisory Board. Dr. Laffer was a member of the Policy Committee and the Board of Directors of the American Council for Capital Formation in Washington, D.C. He was a Distinguished University Professor at Pepperdine University, and a member of Pepperdine’s Board of Directors. From 1976 to 1984, Dr. Laffer was the Charles B. Thornton Professor of Business Economics at the University of Southern California. From 1970 to 1976, Dr. Laffer was an Associate Professor of Business Economics at the University of Chicago. From 1972 to 1977, Dr. Laffer was a consultant to the Secretaries of Treasury and Defense. From October 1970 to July 1972, Dr. Laffer was the First Chief Economist at the Office of Management and Budget under George Shultz, while on leave of absence from the University of Chicago.

Other Directorships:	Dr. Laffer serves on the board of directors or board of advisors of numerous public and private companies including Veolia Environment (public), Provide Commerce, Inc. (public), MPS Group, Inc. (public), Petco Animal Supplies (public) and Nicholas Applegate Growth Equity Fund (public 40 Act company).

PER-OLOF SÖDERBERG

Age:	49

Director Since:	1997

Principal Occupation:	Mr. Söderberg is Chairman and co-owner of Söderberg & Partners, a financial services company specializing in pension money consulting and insurance brokerage in the Scandinavian market.

Business Experience:	Mr. Söderberg holds a Masters degree from Stockholm’s School of Economics and an MBA from INSEAD, France. Mr. Söderberg has twenty-five years’ business experience as a board member of several companies and as an investor, but also with wholesale and trading companies located in Scandinavia.

Prior to founding Söderberg & Partners in 2004, Mr. Söderberg was President of Dahl International for fifteen years, a company which has grown from a local wholesaler to the leading wholesaler in its area with over 250 affiliates in Denmark, Norway, Poland, Sweden, Estonia and Finland.

Other Directorships:	RATOS, a private equity company publicly listed in Stockholm; Dahl International, a leading building material wholesaler; and a board member of the Stockholm School of Economics.

WILLIAM N. SHIEBLER

Age:	63

Director Since:	2002

Principal Occupation:	Mr. Shiebler is Vice Chairman of Deutsche Asset Management and Chairman of Scudder Investments.

Business Experience:	Prior to joining Deutsche Bank, Mr. Shiebler was the President and CEO of Putnam Mutual Funds. In 1999 Mr. Shiebler retired from Putnam Investments until March 2002 when he assumed his responsibilities at Deutsche Bank.

Other Directorships:	Mr. Shiebler is a Director of Attensity Corp. Mr. Shiebler is a Trustee of various Scudder Mutual Funds. Mr. Shiebler is also a Trustee or Director of a number of corporate and community organizations, including the U.S. Ski Team, Kean University and the Oquirrh Institute.

J. RICHARD ZECHER, PH.D.

Age:	64

Principal Occupation:	Mr. Zecher is a founder of Investor Analytics, an Internet based risk management system that supports portfolio managers, and the Head of the Investor Analytics Institute, the research arm of Investor Analytics.

Business Experience:	Prior to founding Investor Analytics, Mr. Zecher was President and CEO of UBS Asset Management, Inc., and of its predecessor, Chase Investors Management Corporation. From 1986 to 1990, Mr. Zecher held the positions of Treasurer and Global Risk Manager at the Chase Manhattan Bank, and from 1981 to 1986 he was the Chief Economist at Chase. He served as a Public Director on the Chicago Board Options Exchange from 1979 through 1997, and was Chairman of its Audit Committee from 1988 through 1997.

Other Directorships:	Mr. Zecher is the Chairman of the Board of Queensboro Management, Limited and a board member of Investor Analytics LLC and Sutton Asset Management LLC.

UNLESS A STOCKHOLDER INDICATES OTHERWISE, EACH RETURNED PROXY WILL BE VOTED “FOR” THE ELECTION TO THE BOARD OF DIRECTORS OF EACH OF THE SIX NOMINEES NAMED ABOVE.

BOARD AND COMMITTEE MEETINGS
      During 2004, the Board of Directors held five meetings, and the Audit Committee of the Board met a total of seven times. In addition, the Board of Directors has established three committees whose functions and current members are noted below. The Audit Committee, the Compensation Committee and the Nominating and Governance Committee (collectively, the “Board Committees”) are committees of the Board of Directors and consist solely of members of the Board of Directors. Each incumbent director attended 75% or more of the aggregate number of meetings of the Board of Directors and Board Committees on which he served during 2004. The Board has also adopted a policy under which each member of the Board is required to make every effort to attend each annual meeting of our stockholders.
      Our Board has determined that the following members of the Board qualify as independent under the definition promulgated by the Nasdaq Stock Market: Messrs. Arthur B. Laffer, William N. Shiebler, Per-Olof Söderberg and J. Richard Zecher.
      Audit Committee. The Audit Committee consists of Messrs. William N. Shiebler, Per-Olof Söderberg, J. Richard Zecher and Arthur B. Laffer (Chairman). During 2004, the Audit Committee held seven meetings. Our Audit Committee has the authority to retain and terminate the services of our independent accountants, reviews annual financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits. The Board has determined that Dr. Laffer is an “audit committee financial expert,” as the Securities and Exchange Commission has defined that term in Item 401 of Regulation S-K. The Board of Directors has adopted a charter for the Audit Committee, which is reviewed and reassessed annually by the Audit Committee.
      Securities and Exchange Commission rules require that we disclose our compliance with Nasdaq listing standards regarding the independence of our Audit Committee members and inclusion in the Audit Committee of any non-independent director. Currently, all of our Audit Committee members are “independent” as defined under Nasdaq listing standards. Please also see the Audit Committee Report set forth on pages 15-16 of this Proxy Statement.
      Compensation Committee. The Compensation Committee consists of Messrs. Arthur B. Laffer (Chairman) and William N. Shiebler. During 2004, the Compensation Committee did not meet but acted by written consent. The Compensation Committee makes recommendations to the Board of Directors regarding the compensation philosophy and compensation guidelines for our executives, the role and performance of our executive officers, appropriate compensation levels for our Chief Executive Officer, which are determined without the Chief Executive Officer present, and other executives based on a comparative review of compensation practices of similarly situated businesses, and the design and implementation of our compensation plans and the establishment of criteria and the approval of performance results relative to our incentive plans. Please also see the Report of Compensation Committee on Executive Compensation, set forth on pages 7-9 of this Proxy Statement. All members of the Compensation Committee qualify as independent under the definition promulgated by Nasdaq.
      Nominating and Governance Committee. The Nominating and Governance Committee consists of Messrs. William N. Shiebler (Chairman), Per-Olof Söderberg and Arthur B. Laffer. During 2004, the Nominating and Governance Committee did not meet. This committee’s role is to make recommendations to the full Board as to the size and composition of the Board and to make recommendations as to particular nominees. All members of the Nominating Committee qualify as independent under the definition promulgated by Nasdaq. The Nominating Committee may consider candidates recommended by stockholders, as well as from other sources, such as current directors or officers, third party search firms or other appropriate sources. For all potential candidates, the Nominating Committee may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board, and concern for the long-term interests of the stockholders. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources. If a stockholder wishes to nominate a candidate to be considered for election as a director at the 2006 Annual Meeting of stockholders using the procedures set forth in the Company’s By-laws, it must follow the procedures described below in “Stockholder Proposals and Nominations For Director.” If a stockholder wishes simply to propose a candidate for consideration as a nominee by the Nominating Committee, it should submit any pertinent information regarding the candidate to the Chairman of the Nominating Committee by mail at OXiGENE, Inc., 230 Third Avenue, Waltham, Massachusetts 02451.

Shareholder Communications to the Board
      Generally, shareholders who have questions or concerns should contact our Investor Relations department at 781-547-5900. However, any shareholders who wish to address questions regarding our business directly with the Board of Directors, or any individual director, should submit his or her questions to the appropriate director using the contact information and instructions for this purpose set forth on the Company’s website at www.oxigene.com.
COMPENSATION OF DIRECTORS
      Fees. Prior to fiscal 2003, directors received no cash compensation for serving on our Board of Directors or committees thereof. In July 2003, our directors adopted a director compensation plan. Under this plan, independent directors receive an annual retainer of $25,000 plus $1,500 for attendance at each Board meeting. In addition, each Board committee chairman receives an annual retainer of $7,500, and each committee member receives $1,000 for attendance at each committee meeting. In lieu of the fees described above, Mr. Joel Citron, the Chairman of our Board of Directors, receives $200,000 plus expenses annually under his employment agreement. A detailed description of Mr. Citron’s employment agreement is provided on page 19 of this Proxy Statement.
      Equity Incentives. Under the terms of our 1996 Stock Incentive Plan, non-employee directors typically receive, upon first being elected to the Board of Directors, options to purchase shares of common stock of the Company. In addition, directors are eligible to receive additional grants of options under the Plan. In 2004, each of our directors received a grant of options to purchase shares of common stock. Messrs. Laffer, Söderberg and Shiebler received 10,000 each; Mr. Citron received 25,000; Mr. Zecher received 40,000; and Mr. Driscoll received 50,000. These options were all granted at the fair market value of the common stock on the date of grant. The grants vest in four equal annual installments beginning on the first anniversary of the date of grant.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of our common stock to file with the Securities and Exchange Commission and us initial reports of beneficial ownership and reports of changes in beneficial ownership of common stock and other of our equity securities. For these purposes, the term “other equity securities” would include options granted under our 1996 Stock Incentive Plan. To our knowledge, based solely on a review of the forms and written representations received by us from the Reporting Persons, during the fiscal year ended December 31, 2004 all Section 16(a) filing requirements applicable to the Reporting Persons were properly and timely satisfied, except that nine reports on Form 4 were filed late by Messrs. Laffer, Söderberg, Shiebler, Zecher, Citron, Driscoll, Chaplin, Murphy and Young, and an initial report of ownership was filed late by Mr. Zecher.
EXECUTIVE OFFICERS OF THE COMPANY
      See above for biographical information pertaining to Joel-Tomas Citron, our Chairman, and Frederick W. Driscoll, our President and Chief Executive Officer.
      David (Dai) Chaplin, Ph.D., 49, was appointed Chief Scientific Officer and Head of Research and Development in July 2000. From 1999 to 2000, Dr. Chaplin served as Vice President of Oncology at

Aventis Pharma in Paris. Prior to the merger of Rhone Poulenc Rorer (“RPR”) with Hoechst Marion Roussell, Dr. Chaplin was Senior Director of Oncology at RPR from 1998 to 1999. From 1992 to 1998, Dr. Chaplin headed up the Cancer Research Campaign’s (“CRC”) Tumor Microcirculation Group, based at the Gray Laboratory Cancer Research Trust, Mount Vernon Hospital, London. During this time, he was also a member of the CRC Phase I/ II clinical trials committee. Dr. Chaplin also served as Section Head of Cancer Biology at Xenova in the U.K. from 1990 to 1992, and held a senior staff appointment at the British Columbia Cancer Research Centre from 1982 to 1990.
      Scott Young, 42, was appointed Chief Operating Officer in March 2004. Mr. Young served as OXiGENE’s vice president of clinical and regulatory affairs from January 2002 until March 2004. In addition, since 1999 Mr. Young has served as OXiGENE’s designated regulatory representative to the U.S. Food and Drug Administration and international pharmaceutical regulatory bodies. Prior to joining OXiGENE in 1997, Mr. Young was the principal project manager and regulatory representative for a partnership between Genzyme Corp. and Diacrin, Inc. in the development of xenotransplantation therapy to treat Parkinson’s disease. Mr. Young also has served in several roles at RepliGen Corp. and as a process development scientist at Genetics Institute, now part of Wyeth-Ayerst. Mr. Young holds a bachelor of science degree in biochemistry from the University of Massachusetts at Amherst and a master’s degree in public health from Harvard University.
      James B. Murphy, 48, was appointed Chief Financial Officer in March 2004. From 2001 until May 2003, Mr. Murphy was vice president of finance for Whatman Inc., of Marlborough, Massachusetts, a subsidiary of U.K.-based Whatman plc (LSE: WHM), a publicly traded manufacturer of filtration and separation products for the pharmaceutical industry. From 1994 through 2001, Mr. Murphy worked at HemaSure (NASDAQ: HMSR), a spin-off of Sepracor, Inc., serving as the company’s senior vice president of finance and administration, and later as senior vice president and chief financial officer. From 1990 to 1994, he was corporate controller at Sepracor (NASDAQ: SEPR), a diversified pharmaceutical, medical device and biotechnology products company based in Marlborough, Massachusetts. Mr. Murphy holds a BA in economics and accounting from the College of the Holy Cross and is registered as a Certified Public Accountant.
REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
Introduction
      Two of our directors, Messrs. Arthur B. Laffer and William N. Shiebler, constitute the Compensation Committee. Messrs. Laffer and Shiebler are each non-employee directors. The Compensation Committee, among other things, is responsible for making recommendations to the Board of Directors with respect to:

(1) the compensation philosophy and compensation guidelines for our executives;

(2) the role and performance of each of our executive officers, especially as these affect compensation;

(3) appropriate compensation levels for our Chief Executive Officer and other executives based on a comparative review of compensation practices of similarly situated businesses; and

(4) the design and implementation of our compensation plans and the establishment of criteria and the approval of performance results relative to our incentive plans. An important consideration in respect of all these criteria is our overriding desire to retain cash and to compensate our managers in stock, which also has the effect of aligning their interests with the interests of the stockholders. As a practical matter, the Compensation Committee sets and administers all compensation of our management directors, Messrs. Citron and Driscoll, since neither of Messrs. Citron or Driscoll participate in deliberations regarding, or vote on, their respective compensation matters. The Board of Directors did not modify or reject any action or recommendation of the Compensation Committee regarding compensation for the 2004 fiscal year.

      This report sets out the Compensation Committee’s executive compensation philosophy and objectives, describes the components of the Compensation Committee’s executive compensation program and describes the basis on which 2004 executive compensation determinations were made with respect to our executive officers, including those named in the Summary Compensation Table on page 17 of this Proxy Statement.
Compensation Philosophy and Objectives
      It is our policy to maintain a flexible managerial and compensation structure so that we may continue to meet our evolving and changing supervisory needs, while tightly controlling our overhead expenses, as our business progresses. As part of this policy, we provide a compensation package that is intended to focus executive behavior on the fulfillment of annual and long-term business objectives, and to create a sense of ownership in the Company that causes executive decisions to be aligned with the best interests of our stockholders. We also recognize that competition in our markets is strong both for obtaining and retaining high quality executives and key employees, and that we must meet the standards of the marketplace if we are to fulfill our managerial and employee goals.
      In 2004, total cash remuneration arrangements with our executive officers serving from time to time amounted to approximately $1,131,700. Our policy has been, and continues to be, to maintain a relatively small number of executives and other employees and to rely as much as possible on consultants and independent contractors for research and development efforts, as well as pre-clinical and clinical trials.
Compensation Program Components
      Consistent with our executive compensation objectives, compensation for our senior managers consists of two elements: an annual base salary and long-term incentive compensation.
      Annual Base Salary. Base salaries for executive officers are determined with reference to a salary range for each position. Salary ranges are determined by evaluating a particular employee’s position and comparing it with what are believed to be representative prevailing norms for similar positions in similarly sized companies. Within this salary range, an executive’s initial salary level is determined largely through Compensation Committee’s judgment based on the Compensation Committee’s experience. Salaries are determined at a level to attract, motivate and retain superior executives. We determine annual salary adjustments based on our performance, the individual executive’s contribution to that performance, prevailing norms and our knowledge and experience.
      Long-Term Incentive Compensation. Long-term incentive compensation is provided by granting options to purchase shares of common stock under our stock incentive plans. In considering awards, the Compensation Committee takes into account such factors as prevailing norms for the ratio of options outstanding to total shares outstanding, the relative influence each executive will have on the building of stockholder value over the long term, and the amount, vesting and expiration dates of each executive’s outstanding options. We look at each executive’s total compensation package and, taking into account our desire to minimize cash outlays as a matter of policy based on fiscal prudence, we expect our executives and key employees to look at the incentive compensation component as being the predominant feature of their overall compensation package.
      Consultants’ Compensation. We continue to rely to a great extent on consultants, including, among others, the members of our Scientific Advisory Board and our Clinical Trial Advisory Board, in the areas of research and development, clinical trials and clinical trial management and marketing. We believe that, at least presently, it is less expensive and more efficient to engage consultants rather than to expand our overhead by hiring individuals for these positions. In order to retain their motivation and long-term commitment, and in order to conserve cash, from time to time these consultants will be granted options under our stock incentive plans.
      Other. Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to each of the

Company’s President and Chief Executive Officer and its other most highly compensated executive officers. The Company does not believe that Section 162(m) will generally have an effect on the Company, because of the current and anticipated compensation levels of its executive officers, and the President and Chief Executive Officer. However, the Compensation Committee intends to periodically review the potential consequences of Section 162(m) and may structure the annual cash incentive awards under the Company’s annual incentive plan to comply with certain exemptions provided in Section 162(m) for certain performance-based compensation. The Company’s stock plans are currently structured to comply with such exemptions so that stock options and other awards under those plans to its executive officers will be tax deductible under Section 162(m).
President and Chief Executive Officer Compensation
      In general, the Compensation Committee reviews and fixes the base salary of the President and Chief Executive Officer based on comparable competitive compensation data as well as the Compensation Committee’s assessment of such officer’s past performance and its expectations as to such officer’s future contributions to the Company’s leadership. Effective July 16, 2003, the President and Chief Executive Officer’s base salary was increased to $325,000 from $280,000. There have been no increases in his base salary since that time.
      The Company achieved several milestones in 2003 and 2004, including: substantial progress in advancing its lead product candidate, CA4P, into multiple clinical trial programs in oncology; the introduction of CA4P as a new proposed therapy in the area of ophthalmology; progress in the Company’s development of its ortho-quinone pro-drug candidate OXi4503; and successful completion of both a private placement financing and takedowns from the Company’s shelf registration statement on Form S-3 that raised approximately $40 million. In recognition of the President and Chief Executive Officer’s leadership in the achievement of these corporate milestones and his contributions to the Company, the President and Chief Executive Officer was awarded a bonus in the amount of $100,000 in 2003 and $40,000 in 2004.

RESPECTFULLY SUBMITTED,

THE COMPENSATION COMMITTEE

Arthur B. Laffer, Chairman
William N. Shiebler
PROPOSAL 2 — APPROVAL OF AMENDMENT OF OUR RESTATED CERTIFICATE OF
INCORPORATION TO INCREASE FROM 60,000,000 SHARES TO 100,000,000 SHARES THE
AGGREGATE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED TO BE ISSUED
      The Board of Directors has determined that it is advisable to increase our authorized common stock from 60,000,000 shares to 100,000,000 shares, and has voted to recommend that the stockholders adopt an amendment to our Restated Certificate of Incorporation effecting the proposed increase. The full text of the proposed amendment to the Charter is attached to this proxy statement as Appendix A.
      As of April 29, 2005, approximately 20,053,354 shares of our common stock were issued and outstanding (excluding treasury shares) and approximately an additional 2,108,800 shares were reserved for issuance upon the conversion of existing securities and exercise of options granted under our various stock-based plans. Accordingly, approximately 37,838,646 shares of common stock are available for future issuance.
      The Board of Directors believes it continues to be in our best interest to have sufficient additional authorized but unissued shares of common stock available in order to provide flexibility for corporate action in the future. Management believes that the availability of additional authorized shares for issuance from time to time in the Board of Directors’ discretion in connection with future financings, possible acquisitions of other companies, investment opportunities or for other corporate purposes is desirable in order to avoid repeated separate amendments to our Restated Certificate of Incorporation and the delay and expense incurred in holding special meetings of the stockholders to approve such amendments. We currently have no present plans or intentions to issue new shares of our common stock for any purpose, other than pursuant to the Company’s existing equity compensation plans and outstanding warrants. However, the Board of Directors believes that the currently available unissued shares do not provide sufficient flexibility for corporate action in the future.
      We will not solicit further authorization by vote of the stockholders for the issuance of the additional shares of common stock proposed to be authorized, except as required by law, regulatory authorities or rules of the Nasdaq Stock Market or any other stock exchange on which our shares may then be listed. The issuance of additional shares of common stock could have the effect of diluting existing stockholder earnings per share, book value per share and voting power. Our stockholders do not have any preemptive right to purchase or subscribe for any part of any new or additional issuance of our securities.
      The affirmative vote of a majority of the common stock outstanding and entitled to vote at the Annual Meeting is required to approve the amendment to our Restated Certificate of Incorporation to effect the proposed increase in our authorized shares.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE AMENDMENT UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.
PROPOSAL 3 — APPROVAL OF OUR 2005 STOCK PLAN
General
      On April 26, 2005, our Board of Directors approved, subject to approval of our stockholders at this meeting, our 2005 Stock Plan and authorized the issuance under the 2005 Stock Plan of 2,500,000 shares of our common stock plus the number of shares of our common stock, if any, that are presently subject to awards under the Company’s 1996 Stock Incentive Plan but which become unissued upon the cancellation, surrender or termination of such award.
      Our 1996 Stock Incentive Plan expires on March 10, 2006. However, if our stockholders approve the 2005 Stock Plan, our 1996 Stock Incentive Plan will be cancelled except with respect to outstanding options previously granted, and no new awards shall be issued thereunder. As of April 22, 2005, awards for 1,582,750 options were outstanding under our 1996 Stock Incentive Plan and 782,000 shares remained available for issuance.
      The 2005 Plan is being submitted to our stockholders for approval at the meeting in order to ensure (i) favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Internal Revenue Code of 1986 (the “Code”), and (ii) continued eligibility to receive a federal income tax deduction for certain compensation paid under our 2005 Plan by complying with Rule 162(m) of the Code. Approval by our stockholders of the 2005 Plan is also required by the listing rules of the Nasdaq National Market. Our Board of Directors believes that the approval of our 2005 Plan is necessary to provide us with a sufficient number of shares to attract, retain and motivate employees, directors and consultants and to give us the flexibility we need to make various types of grants in light of the recent and pending changes in tax and accounting rules relating to equity-based compensation.
Material Features of our 2005 Plan
      The following paragraphs provide a summary of the principal features of our 2005 Plan and its operation. The following summary is qualified in its entirety by reference to our 2005 Plan as set forth in Appendix B.

      The purpose of our 2005 Plan is to encourage ownership of our common stock by our employees, directors and certain consultants in order to attract such people, to induce them to work for our benefit and to provide additional incentive for them to promote our success.
      The 2005 Plan provides for the grant of incentive stock options to our employees and non-qualified stock options, restricted and unrestricted stock awards and other stock-based awards to employees, directors and consultants (approximately 50 people). Upon approval, an aggregate of 2,500,000 shares of our common stock will be reserved for issuance under our 2005 Plan plus any shares of our common stock that are presently subject to awards under the Company’s 1996 Stock Incentive Plan but which become unissued upon the cancellation, surrender or termination of such award. Notwithstanding the foregoing, a maximum of 2,500,000 shares may be issued pursuant to this Plan as awards, including as incentive stock options.
      In accordance with the terms of our 2005 Plan, our Board of Directors has authorized our Compensation Committee to administer the 2005 Plan. The Compensation Committee may delegate part of its authority and powers under our 2005 Plan to one or more of our directors and/or officers, but only the Compensation Committee can make awards to participants who are directors or executive officers of OXiGENE. In accordance with the provisions of the 2005 Plan, our Compensation Committee will determine the terms of options and other awards, including:

•	the determination of which employees, directors and consultants will be granted options and other awards;

•	the number of shares subject to options and other awards;

•	the exercise price of each option which may not be less than fair market value on the date of grant;

•	the schedule upon which options become exercisable;

•	the termination or cancellation provisions applicable to options;

•	the terms and conditions of other awards, including conditions for repurchase, termination or cancellation, issue price and repurchase price; and

•	all other terms and conditions upon which each award may be granted in accordance with the 2005 Plan.
      The maximum term of options granted under our 2005 Plan is 10 years. Awards are generally subject to early termination upon the termination of employment or other relationship of the participant with us, whether such termination is at our option or as a result of the death or disability of the participant. Generally, in the event of a participant’s termination for cause, all outstanding awards shall be forfeited. No participant may receive awards for more than 250,000 shares of common stock in any fiscal year. Our 2005 Plan does not provide for the repricing of stock options or other awards.
      In addition, our Compensation Committee may, in its discretion, amend any term or condition of an outstanding award provided (i) such term or condition as amended is permitted by our 2005 Plan, and (ii) any such amendment shall be made only with the consent of the participant to whom such award was made, if the amendment is adverse to the participant.
      If our common stock shall be subdivided or combined into a greater or smaller number of shares or if we issue any shares of common stock as a stock dividend, the number of shares of our common stock deliverable upon exercise of an option issued or upon issuance of an award shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

      Upon a merger or other reorganization event, our Board of Directors, may, in their sole discretion, take any one or more of the following actions pursuant to our 2005 Plan, as to some or all outstanding awards:

•	provide that all outstanding options shall be assumed or substituted by the successor corporation;

•	upon written notice to a participant provide that the participant’s unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the participant;

•	in the event of a merger pursuant to which holders of our common stock will receive a cash payment for each share surrendered in the merger, make or provide for a cash payment to the optionees equal to the difference between the merger price times the number of shares of our common stock subject to such outstanding options, and the aggregate exercise price of all such outstanding options, in exchange for the termination of such options;

•	provide that all or any outstanding options shall become exercisable in full or in part immediately prior to such event; and

•	provide that outstanding awards shall be assumed or substituted by the successor corporation, become realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon the merger or reorganization event.
      Our stockholders may amend our 2005 Plan. It may also be amended by the Board of Directors, provided that any amendment approved by the Board of Directors which is of a scope that requires stockholder approval as required by the rules of the Nasdaq Stock Market, in order to ensure favorable federal income tax treatment for any incentive stock options under Code Section 422, or for any other reason is subject to obtaining such stockholder approval. Our 2005 Plan expires on April 25, 2015.
Federal Income Tax Considerations
      The following is a brief summary of the applicable federal income tax laws relating to stock options and stock grants under our 2005 Plan:

Incentive Stock Options:	Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to the company at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to the optionee (referred to as the “ISO holding period”). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in “alternative minimum taxable income.” Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee’s adjusted basis in the shares.

Non-Qualified Options:	Options otherwise qualifying as incentive stock options, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as non-qualified options will be treated as options that are not incentive stock options.

A non-qualified option ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the then value of the shares over the option price per share. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee’s compensation income.

An optionee’s initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.

Stock Grants:	With respect to stock grants under the 2005 Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

      On May 2, 2005, the closing market price per share of our common stock was $4.00, as reported by the Nasdaq National Market.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE OUR 2005 STOCK PLAN, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE 2005 STOCK PLAN UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.
AUDIT FEES
      The following table presents fees for professional audit services rendered by Ernst & Young LLP for the audit of the Company’s annual financial statements for the years ended December 31, 2004 and December 31, 2003, and fees billed for other services rendered by Ernst & Young LLP during those periods.

	2004	2003

Audit fees:(1)	$295,000	$246,000
Audit related fees:(2)	34,000	4,000
Tax fees:(3)	13,000	23,000
All other fees:(4)	—	—

Total	$342,000	$273,000

(1)	Audit fees consisted of audit work performed in the preparation and audit of the annual financial statements, review of quarterly financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, such as the provision of consents and comfort letters in connection with registration statements and statutory audits.

(2)	Audit related fees in 2004 consisted of accounting consultation in connection with internal control reviews and fees for access to technical accounting information.

(3)	Tax fees consisted principally of assistance with tax compliance and reporting as well as certain tax planning consultations, assistance with matters related to tax planning as well as tax compliance and reporting.

(4)	There were no fees incurred in this category in either 2003 or 2004.
Policy on Audit Committee Pre-Approval of Audit and Permissible
Non-audit Services of Independent Auditors
      Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor.
      Prior to engagement of the independent auditor for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.
      1. Audit services include audit work performed in the preparation and audit of the annual financial statements, review of quarterly financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, such as the provision of consents and comfort letters in connection with registration statements and statutory audits.
      2. Audit-Related services are for assurance and related services that are traditionally performed by the independent auditor, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.
      3. Tax services consist principally of assistance with tax compliance and reporting as well as certain tax planning consultations, assistance with matters related to tax planning as well as tax compliance and reporting.

      4. Other Fees are those associated with services not captured in the other categories. The Company generally does not request such services from the independent auditor.
      Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted, and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditor.
      The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.
AUDIT COMMITTEE REPORT
      The members of the Audit Committee, which is comprised of four directors, have been appointed by the Board of Directors. The current members of the Committee are Messrs. William N. Shiebler, Per-Olof Söderberg, J. Richard Zecher, and Arthur B. Laffer (Chairman). All members of our Audit Committee meet the independence and experience requirements of the Nasdaq National Market. The Audit Committee is governed by a charter that has been adopted by the Board of Directors and is reviewed and reassessed annually by the Audit Committee.
      This Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filings of ours under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or subject to Regulation 14A or 14C under the Exchange Act, except as specifically provided under the Exchange Act, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically request that this Audit Committee Report be treated as soliciting material or specifically incorporates this Audit Committee Report by reference therein.
      The Audit Committee reviews the scope and timing of the independent accountants’ audit and other services, the accountants’ report on our financial statements following completion of their audit and our policies and procedures with respect to internal accounting and financial controls. The Audit Committee also makes annual recommendations to the Board of Directors regarding the appointment of independent accountants for the ensuing year.
      Management is responsible for the preparation of our financial statements and the independent accountants have the responsibility for the examination of those statements. The Audit Committee reviewed our audited financial statements for the year ended December 31, 2004 and met with both management and our external accountants to discuss those financial statements. Management and the external accountants have represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also considered the status of pending litigation, if any, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Audit Committee deemed appropriate.
      The Audit Committee has received from the independent accountants their written disclosure and letter regarding their independence from us as required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent accountants the independent accountants’ independence. The Audit Committee also discussed with the independent accountants any matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented.
      Based upon the reviews and discussions described in this Audit Committee Report, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2004, for filing with the Securities and Exchange Commission.

RESPECTFULLY SUBMITTED,

THE AUDIT COMMITTEE

Arthur B. Laffer, Chairman
William N. Shiebler
Per-Olof Söderberg
J. Richard Zecher
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
      The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 11, 2005, for (a) each of the named executive officers in the Summary Compensation Table on page 17 of this Proxy Statement, (b) each of our directors and director nominees, and (c) all of our directors, director nominees and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within 60 days of March 11, 2005 pursuant to the exercise of options or warrants to be outstanding for the purpose of computing the percentage ownership of such individual or group, but such shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on 20,053,354 shares of common stock outstanding on March 11, 2005.

	Number of Shares
	Beneficially Owned
	and Nature of	Percent of
Name	Ownership	Class (%)

David Chaplin(1)	231,433	1.2
Joel-Tomas Citron(2)	460,377	2.3
Frederick W. Driscoll(3)	217,333	1.1
Arthur B. Laffer(4)	135,140	*
James B. Murphy(5)	75,000	*
William N. Shiebler(6)	86,000	*
Per-Olof Söderberg(7)	231,386	1.2
Scott Young(8)	19,166	*
J. Richard Zecher	—	*
All directors, director nominees and executive officers as a group (nine persons)(9)	1,455,835	7.3

*	Indicates beneficial ownership of less than one percent of our outstanding shares of common stock.

(1)	Includes 178,333 options to purchase common stock, which are exercisable within 60 days of March 11, 2005 (May 10, 2005) and which are subject to transfer and forfeiture restrictions.

(2)	Includes 175,000 shares subject to transfer restrictions and 250,000 options to purchase common stock, which are exercisable within 60 days of March 11, 2005 (May 10, 2005) and which are subject to transfer and forfeiture restrictions.

(3)	Includes 173,333 options to purchase common stock, which are exercisable within 60 days of March 11, 2005 (May 10, 2005) and which are subject to transfer and forfeiture restrictions.

(4)	Includes 40,000 options to purchase common stock, which are exercisable within 60 days of March 11, 2005 (May 10, 2005) and which are subject to transfer and forfeiture restrictions.

(5)	Includes 75,000 options to purchase common stock, which are exercisable within 60 days of March 11, 2005 (May 10, 2005) and which are subject to transfer and forfeiture restrictions.

(6)	Includes 40,000 shares subject to transfer and forfeiture restrictions and 40,000 options to purchase common stock, which are exercisable within 60 days of March 11, 2005 (May 10, 2005) and which are subject to transfer and forfeiture restrictions.

(7)	Includes 12,130 shares held by Mr. Söderberg’s wife and minor children, 31,864 shares subject to transfer and forfeiture restrictions and 40,000 options to purchase common stock, which are exercisable within 60 days of March 11, 2005 (May 10, 2005) and which are subject to transfer and forfeiture restrictions.

(8)	Includes 12,500 options to purchase common stock, which are exercisable within 60 days of March 11, 2005 (May 10, 2005) and which are subject to transfer and forfeiture restrictions.

(9)	Includes 809,166 options to purchase common stock held by the directors and executive officers as a group and which are exercisable within 60 days of March 11, 2005 (May 10, 2005).
      As of April 29, 2005, there were no entities (other than our employees as a group) known to us to be the beneficial owners of more than 5% of our outstanding common stock.
      The determination that there were no other persons, entities or groups known to us to beneficially own more than 5% of the common stock was based on a review of all statements filed with respect to us since the beginning of the past fiscal year with the Securities and Exchange Commission pursuant to Section 13(d) or 13(g) of the Exchange Act.
EXECUTIVE COMPENSATION
      The following Summary Compensation Table sets forth summary information as to compensation received by our current Chief Executive Officer and each of the three other most highly compensated executive officers who received total salary and bonus of at least $100,000 during fiscal 2004 (collectively, the “named executive officers”) for services rendered to us in all capacities during the three fiscal years ended December 31, 2004.
SUMMARY COMPENSATION TABLE

		Annual Compensation					Long-Term Compensation Awards

							Restricted		Securities
					Other Annual		Stock		Underlying	All Other
Name and Principal Position	Year	Salary ($)		Bonus ($)	Compensation ($)		Awards ($)		Options/SARs (#)	Compensation ($)

Frederick W. Driscoll	2004	325,000		40,000	7,800	(1)	—		50,000	—
President and	2003	291,346		100,000	2,400	(1)	—		100,000	—
Chief Executive Officer	2002	250,000		—	—		42,000	(2)	100,000	—
David Chaplin, Ph.D.	2004	325,000	(3)	40,000	—		—		50,000	—
Chief Scientific	2003	311,346	(3)	100,000	—		—		100,000	—
Officer and Head of Research	2002	280,000	(3)	25,000	—		47,250	(4)	100,000	9,750	(5)
and Development
James B. Murphy(6)	2004	151,615		20,000	—		—		20,000	—
Vice President and	2003	—		—	—		—		—	—
Chief Financial Officer	2002	—		—	—		—		—	—
Scott Young	2004	202,289		20,000	—		—		30,000	—
Chief Operating Officer	2003	170,596		35,000	—		—		50,000	—
	2002	150,000		—	—		21,000	(7)	12,000	—

(1)	Represents the amount allotted to Mr. Driscoll for an automobile allowance.

(2)	Represents the aggregate value of 40,000 shares as of December 31, 2002. On February 2, 2002, Mr. Driscoll tendered to us for cancellation a total of 40,000 options granted to him. In exchange for these options, Mr. Driscoll received 40,000 shares of restricted common stock under our Restricted Stock Program. The shares vested in three equal annual installments on February 2, 2003, February 2, 2004 and February 2, 2005. The aggregate value of these shares as of December 31, 2004 was $220,000.

(3)	Includes consulting fees of $120,000 in each of 2004, 2003, and 2002.

(4)	Represents the aggregate value of 45,000 shares as of December 31, 2002. On February 2, 2002, Dr. Chaplin tendered to us for cancellation a total of 45,000 options granted to him. In exchange for these options, Dr. Chaplin received 45,000 shares of restricted common stock under our Restricted Stock Program. The shares vested in three equal annual installments on February 2, 2003, February 2, 2004 and February 2, 2005. The aggregate value of these shares as of December 31, 2004 was $247,500.

(5)	All Other Compensation for Dr. Chaplin in 2002 consisted of $9,750 in expenses for tax advice obtained by us on Dr. Chaplin’s behalf and for his benefit.

(6)	Mr. Murphy began employment with the Company on February 23, 2004.

(7)	Represents the aggregate value of 20,000 shares as of December 31, 2002. On February 2, 2002, Mr. Young tendered to us for cancellation a total of 20,000 options granted to him. In exchange for these options, Mr. Young received 20,000 shares of restricted common stock under our Restricted Stock Program. The shares vested in three equal annual installments on February 2, 2003, February 2, 2004 and February 2, 2005. The aggregate value of the 6,666 shares still in Mr. Young’s possession as of December 31, 2004 was approximately $36,700.
EMPLOYMENT AGREEMENTS
      Employment Agreement with Frederick W. Driscoll. In October 2000, we entered into an employment agreement with Mr. Driscoll. Mr. Driscoll became our President of Operations and Finance in October 2000 and was appointed President and Chief Executive Officer to replace Dr. Nordenvall upon his departure in June 2002. Pursuant to the agreement, Mr. Driscoll receives a base salary of $325,000 per year. We may terminate the agreement on six months’ prior notice, and Mr. Driscoll may terminate the agreement on six months’ prior notice. We may also terminate the agreement prior to the end of the term for “cause” as defined in the agreement.
      Employment Agreement with David Chaplin. In July 2000, we entered into an employment agreement with Dr. Chaplin, our Chief Scientific Officer and Head of Research and Development. Pursuant to the agreement, Dr. Chaplin receives a base salary of $205,000 per year. In addition, Dr. Chaplin receives a consulting fee of $120,000 per year paid in equal quarterly installments. We may terminate the agreement on six months’ prior notice, and Dr. Chaplin may terminate the agreement on six months’ prior notice. We may also terminate the agreement prior to the end of the term for “cause” as defined in the agreement.
      Employment Agreement with James B. Murphy. In February 2004, we entered into an employment agreement with Mr. Murphy, our Vice President and Chief Financial Officer. Pursuant to the agreement, Mr. Murphy receives a base salary of $180,000 per year. We may terminate the agreement on thirty days’ prior notice, and Mr. Murphy may also terminate the agreement on thirty days’ prior notice. We may also terminate the agreement prior to the end of the term for “cause” as defined in the agreement.
      Employment Agreement with Scott Young. In January 2002, we entered into an employment agreement with Mr. Young, our Chief Operating Officer. Pursuant to the agreement, Mr. Young currently receives a base salary of $200,000 per year. We may terminate the agreement subject to all provisions of the agreement, and Mr. Young may terminate the agreement on thirty days’ prior notice. We may also terminate the agreement prior to the end of the term and without prior notice for “cause” as defined in the agreement.
      Employment Agreement with Joel-Tomas Citron. In January 2002, we entered into an employment agreement with Mr. Citron, our Chairman of the Board. The agreement had an original term of two years, and, in July 2003, its term was extended until January 2, 2006. Pursuant to the agreement, Mr. Citron currently receives base compensation in the amount of $200,000 per year plus an additional $48,000 per year as reimbursement for the cost of medical and health insurance and secretarial services incurred by Mr. Citron. The agreement sets forth the parameters of a bonus program which bonus, if earned, is payable in shares of our common stock. We may terminate the agreement prior to the end of the term for “cause” as defined in the agreement, and Mr. Citron may terminate the agreement on thirty days’ prior notice.
      Pursuant to the agreements with Dr. Chaplin and Messrs. Driscoll, Murphy and Young, in the event of the termination of the executive officer’s employment following a change in control of the Company, as such term is defined in the agreements, each executive officer may be entitled to receive a payment of twelve months’ base salary plus any salary owed to the executive but unpaid as of the date of termination.
STOCK OPTION GRANTS IN LAST FISCAL YEAR
      The following table provides information regarding stock options granted to each of the named executive officers during fiscal 2004.

					Potential Realizable
					Value at Assumed Annual
	Number of	% of Total			Rates of Stock Price
	Securities	Options/SARs			Appreciation for
	Underlying	Granted to	Exercise or		Option Term(2)
	Options/SARs	Employees in	Base Price	Expiration
Name	Granted (#)(1)	Fiscal Year	($/Share)	Date	5%	10%

Frederick W. Driscoll	50,000	13.23%	$5.03	07/28/2014	$158,167	$400,826
David Chaplin	50,000	13.23%	$5.03	07/28/2014	$158,167	$400,826
James B. Murphy	20,000	5.29%	$5.03	07/28/2014	$63,267	$160,330
Scott Young	30,000	7.94%	$5.03	07/28/2014	$94,900	$240,496

(1)	The options were granted pursuant to our 1996 Stock Incentive Plan, as amended. The options granted to the named executive officers are non-qualified stock options and vest four years from the date of grant or earlier in connection with a change in control.

(2)	The amounts shown in this table represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise. Actual gains, if any, on stock option exercises will depend on the future performance of our common stock, the optionee’s continued employment through the option period and the date on which the options are exercised.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR-END OPTION VALUES
      The following table sets forth, as of December 31, 2004 the number of unexercised options held by each named executive officer and the value thereof based on the closing sale price of our common stock of $5.50 on December 31, 2004.

			Number of Securities		Value of the Unexercised
			Underlying Unexercised		In-The-Money Options at
	Shares		Options at Fiscal Year-End		Fiscal Year-End(1)($)
	Acquired on	Value
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Frederick W. Driscoll	—	—	173,333	116,667	444,000	23,500
David Chaplin	—	—	178,333	116,667	345,800	23,500
James B. Murphy	—	—	—	95,000	—	9,400
Scott Young	18,500	$127,000	—	67,500	—	115,400

(1)	The value of unexercised in-the-money options at fiscal year end assumes a fair market value for our common stock of $5.50, the closing sale price per share of our common stock as reported in the Nasdaq National Market System on December 31, 2004.
EQUITY COMPENSATION PLAN INFORMATION
      The following table provides certain aggregate information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2004.

	(a)	(b)	(c)
Number of Securities
	Number of Securities		Remaining Available
	to be Issued	Weighted-Average	for Future Issuance
	Upon Exercise of	Exercise Price of	Under Equity Compensation
	Outstanding Options,	Outstanding Options,	Plans (Excluding Securities
Plan Category	Warrants and Rights	Warrants and Rights	Reflected in Column (a))

Equity compensation plans approved by security holders (the 1996 Stock Incentive Plan)	1,593,800	$6.45	774,500
Equity compensation plans not approved by security holders	N/A	N/A	N/A

Total	1,593,800	$6.45	774,500
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
      Fred Driscoll Promissory Note. On January 2, 2002, Mr. Driscoll received a loan from OXiGENE in the amount of $49,700, issued in connection with his receipt of shares of restricted stock. The principal amount outstanding under the promissory note accrued interest at a rate of 10% per year. Shares of common stock were pledged to us as security for repayment of the obligations under the promissory note. As of December 31, 2004, the amount outstanding under the promissory note was $21,500. This amount was repaid in January 2005.
      David Chaplin Consulting Agreement. In April 2001, we entered into a consulting agreement with David Chaplin Consultants Ltd., a company organized under the laws of the United Kingdom, of which David Chaplin, our Chief Scientific Officer and Head of Research and Development, is the sole shareholder. Pursuant to the agreement, we pay David Chaplin Consultants Ltd. consulting fees. In 2004 such consulting fees equaled $120,000.
      David Chaplin Promissory Note. On January 2, 2002, Dr. Chaplin received a loan from OXiGENE in the amount of $54,129, issued in connection with his receipt of shares of restricted stock. The principal amount outstanding under the promissory note accrued interest at a rate of 10% per year. Shares of common stock were pledged to us as security for repayment of the obligations under the promissory note. As of December 31, 2004, the amount outstanding under the promissory note was $23,500. This amount was repaid in January 2005.
      Per-Olof Söderberg Promissory Note. On September 1, 1999, Mr. Söderberg received a loan from OXiGENE in the amount of $113,988, issued in connection with his purchase of shares of restricted stock. The principal amount outstanding under the promissory note accrues interest at a rate of 5.6% per year. Shares of common stock have been pledged to us as security for repayment of the obligations under the promissory note. As of March 31, 2005, the amount outstanding under the promissory note was $149,600. The principal amount, together with accrued interest on the principal amount is to be repaid on June 29, 2005.
      On November 13, 2000, Mr. Söderberg received another loan from OXiGENE in the amount of $145,000, issued in connection with his purchase of shares of restricted stock. The principal amount outstanding under the promissory note accrues interest at a rate of 5.6% per year. Shares of common stock have been pledged to us as security for repayment of the obligations under the promissory note. As of March 31, 2005, the amount outstanding under the promissory note was $180,600. The principal amount, together with accrued interest on the principal amount is to be repaid on November 13, 2006.
      Scott Young Promissory Note. On January 2, 2002, Mr. Young received a loan from OXiGENE in the amount of $24,900, issued in connection with his receipt of shares of restricted stock. The principal amount outstanding under the promissory note accrued interest at a rate of 10% per year. Shares of common stock were pledged to us as security for repayment of the obligations under the promissory note. As of December 31, 2004, the amount outstanding under the promissory note was $10,800. This amount was repaid in January 2005.

PERFORMANCE GRAPH
      The following graph compares the annual percentage change in our cumulative total stockholder return on our common stock during a period commencing on December 31, 1999 and ending on December 31, 2004 (as measured by dividing (i) the sum of (A) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (B) the difference between our share price at the end and the beginning of the measurement period; by (ii) our share price at the beginning of the measurement period) with the cumulative total return of Standard & Poor’s Midcap 400 Index and the Standard and Poor’s Biotechnology Midcap during such period. We have not paid any dividends on our common stock, and we do not include dividends in the representation of our performance. The stock price performance on the graph below does not necessarily indicate future price performance.
EXPENSES OF SOLICITATION
      We will bear the costs of soliciting proxies from our stockholders. We will make this solicitation by mail, and our directors, officers and employees may also solicit proxies by telephone or in person, for which they will receive no compensation other than their regular compensation as directors, officers or employees. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to beneficial owners of our voting securities. We will reimburse these brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses that are incurred by them. In addition, we have retained The Proxy Advisory Group of Strategic Stock Surveillance, LLC to assist in our solicitation of proxies with respect to this meeting, at an estimated cost of approximately $8,000.
CODE OF CONDUCT AND ETHICS
      We have adopted a code of conduct and ethics that applies to all of our employees, including our chief executive officer and chief financial and accounting officers. The text of the code of conduct and ethics has been filed as an exhibit to our Annual Report on Form 10-K. Disclosure regarding any amendments to, or waiversfrom, provisions of the code of conduct and ethics that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K within five business days following the date of the amendment or waiver, unless website posting of such amendments or waivers is then permitted by the rules of The Nasdaq Stock Market, Inc.
STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR
      Your eligibility as a stockholder to submit proposals and director nominations, the proper subjects of such proposals and other issues governing stockholder proposals and director nominations are regulated by the rules adopted under Section 14 of the Exchange Act. To be considered for inclusion in the proxy statement relating to our annual meeting of stockholders to be held in 2006 stockholder proposals and nominations must be received no later than March 30, 2006 and no earlier than February 28, 2006. If we do not receive notice of any matter to be considered for presentation at the annual meeting, although not to be included in the Proxy Statement, by March 18, 2006 management proxies may confer discretionary authority to vote on the matters presented at the annual meeting by a stockholder in accordance with Rule 14a-4 under the Exchange Act. All stockholder proposals should be marked for the attention of The President, OXiGENE, Inc., 230 Third Ave, Waltham, Massachusetts 02451.
OTHER MATTERS
      The Board of Directors knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.
ANNUAL REPORT
      A copy of our Annual Report to Stockholders is being provided to each of our stockholders with this Proxy Statement. Additional copies may be obtained by writing to OXiGENE, Inc., 230 Third Ave, Waltham, Massachusetts 02451.
Waltham, MA
May 24, 2005

APPENDIX A
CERTIFICATE OF AMENDMENT OF RESTATED CERTIFICATE OF INCORPORATION
CERTIFICATE OF AMENDMENT
OF
RESTATED CERTIFICATE OF INCORPORATION
OF
OXiGENE, INC.
      It is hereby certified that:

FIRST: The name of the corporation is OXiGENE, Inc. (the “Corporation”).

SECOND: The Restated Certificate of Incorporation of the Corporation, as amended to date is hereby further amended by striking out Article Fourth in its entirety and by substituting in lieu of the following:

“FOURTH: The aggregate number of shares of all classes of stock which the Corporation is authorized to issue is 100,000,000 shares, designated Common Stock, $0.01 par value per share.”

THIRD: The amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 228 and Section 242 of the General Corporation Law of the State of Delaware.
      EXECUTED, effective as of this           day of                     , 2005.

OXiGENE, Inc.

By:

Frederick W. Driscoll
President and Chief Executive Officer

A-1

APPENDIX B
OXIGENE, INC.
2005 STOCK PLAN

1.	DEFINITIONS.
      Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this OXiGENE, Inc. 2005 Stock Plan, have the following meanings:

Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Committee.

Affiliate means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

Agreement means an agreement between the Company and a Participant delivered pursuant to the Plan, in such form as the Administrator shall approve.

Board of Directors means the Board of Directors of the Company.

Code means the United States Internal Revenue Code of 1986, as amended.

Committee means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

Common Stock means shares of the Company’s common stock, $.01 par value per share.

Company means OXiGENE, Inc., a Delaware corporation.

Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

Employee means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.

Fair Market Value of a Share of Common Stock means:

(1) If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or last price of the Common Stock on the composite tape or other comparable reporting system for the trading day on the applicable date and if such date is not a trading day, the last market trading day prior to such date;

(2) If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded on the applicable date and if such date is not a trading day, the last market trading day prior to such date; and

(3) If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

ISO means an option meant to qualify as an incentive stock option under Section 422 of the Code.

Non-Qualified Option means an option which is not intended to qualify as an ISO.

Option means an ISO or Non-Qualified Option granted under the Plan.

Participant means an Employee, director or consultant of the Company or an Affiliate to whom one or more Stock Rights are granted under the Plan. As used herein, “Participant” shall include “Participant’s Survivors” where the context requires.

Plan means this OXiGENE, Inc. 2005 Stock Plan.

Shares means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

Stock-Based Award means a grant by the Company under the Plan of an equity award or equity based award which is not an Option or Stock Grant.

Stock Grant means a grant by the Company of Shares under the Plan.

Stock Right means a right to Shares or the value of Shares of the Company granted pursuant to the Plan — an ISO, a Non-Qualified Option, a Stock Grant or a Stock-Based Award.

Survivor means a deceased Participant’s legal representatives and/or any person or persons who acquired the Participant’s rights to a Stock Right by will or by the laws of descent and distribution.

2.	PURPOSES OF THE PLAN.
      The Plan is intended to encourage ownership of Shares by Employees and directors of and certain consultants to the Company in order to attract such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non-Qualified Options, Stock Grants and Stock-Based Awards.

3.	SHARES SUBJECT TO THE PLAN.
      (a) The number of Shares which may be issued from time to time pursuant to this Plan, shall be 2,500,000 shares of Common Stock plus the amount of shares of Common Stock, if any, that are presently subject to awards under the Company’s 1996 Stock Incentive Plan but which become unissued upon the cancellation, surrender or termination of such award for any reason whatsoever or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 24 of the Plan. Notwithstanding the foregoing, a maximum of 2,500,000 Shares may be issued pursuant to this Plan as Stock Rights, including, but not limited to, ISOs.
      (b) If an Option ceases to be outstanding, in whole or in part (other than by exercise), or if the Company shall reacquire (at no more than its original issuance price) any Shares issued pursuant to a Stock Grant or Stock-Based Award, or if any Stock Right expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued, the unissued Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan.

4.	ADMINISTRATION OF THE PLAN.
      The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

a. Interpret the provisions of the Plan and all Stock Rights and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

b. Determine which Employees, directors and consultants shall be granted Stock Rights;

c. Determine the number of Shares for which a Stock Right or Stock Rights shall be granted; provided, however, that in no event shall Stock Rights with respect to more than 250,000 Shares be granted to any Participant in any fiscal year;

d. Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted; and

e. Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company or to Plan Participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Stock Rights or Shares issuable pursuant to a Stock Right;
provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee. In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.
      To the extent permitted under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any person selected by it. The Board of Directors or the Committee may revoke any such allocation or delegation at any time.

5.	ELIGIBILITY FOR PARTICIPATION.
      The Administrator will, in its sole discretion, name the Participants in the Plan, provided, however, that each Participant must be an Employee, director or consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person not then an Employee, director or consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right. ISOs may be granted only to Employees. Non-Qualified Options, Stock Grants and Stock-Based Awards may be granted to any Employee, director or consultant of the Company or an Affiliate. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Stock Rights.

6.	TERMS AND CONDITIONS OF OPTIONS.
      Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:
      A. Non-Qualified Options: Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

a. Option Price: Each Option Agreement shall state the option price (per share) of the Shares covered by each Option, which option price shall be determined by the Administrator but shall not be less than the Fair Market Value per share of Common Stock.

b. Number of Shares: Each Option Agreement shall state the number of Shares to which it pertains.

c. Option Periods: Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events.

d. Option Conditions: Exercise of any Option may be conditioned upon the Participant’s execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

i. The Participant’s or the Participant’s Survivors’ right to sell or transfer the Shares may be restricted; and

ii. The Participant or the Participant’s Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.
      B. ISOs: Each Option intended to be an ISO shall be issued only to an Employee and be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

a. Minimum standards: The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(A) above, except clause (a) thereunder.

b. Option Price: Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

i. 10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each ISO shall not be less than 100% of the Fair Market Value per share of the Shares on the date of the grant of the Option; or

ii. More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each ISO shall not be less than 110% of the Fair Market Value on the date of grant.

c. Term of Option: For Participants who own:

i. 10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide; or

ii. More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five years from the date of the grant or at such earlier time as the Option Agreement may provide.

d. Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of ISOs which may become exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined at the time each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed $100,000.

7.	TERMS AND CONDITIONS OF STOCK GRANTS.
      Each offer of a Stock Grant to a Participant shall state the date prior to which the Stock Grant must be accepted by the Participant, and the principal terms of each Stock Grant shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

(a) Each Agreement shall state the purchase price (per share), if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Delaware General Corporation Law on the date of the grant of the Stock Grant;

(b) Each Agreement shall state the number of Shares to which the Stock Grant pertains; and

(c) Each Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time and events upon which such rights shall accrue and the purchase price therefor, if any.

8.	TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS.
      The Board shall have the right to grant other Stock-Based Awards based upon the Common Stock having such terms and conditions as the Board may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Shares and the grant of stock appreciation rights, phantom stock awards or stock units. The principal terms of each Stock-Based Award shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company.

9.	EXERCISE OF OPTIONS AND ISSUE OF SHARES.
      An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee, together with provision for payment of the full purchase price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the purchase price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Option, or (c) at the discretion of the Administrator, by having the Company retain from the shares otherwise issuable upon exercise of the Option, a number of shares having a Fair Market Value equal as of the date of exercise to the exercise price of the Option, or (d) at the discretion of the Administrator, by delivery of the grantee’s personal recourse note, bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, with or without the pledge of such Shares as collateral, or (e) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (f) at the discretion of the Administrator, by any combination of (a), (b), (c), (d) and (e) above, or (g) at the discretion of the Administrator, payment of such other lawful consideration as the Board may determine. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.
      The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant’s Survivors, as the case may be). In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be fully paid, non-assessable Shares.

      The Administrator shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Administrator shall not accelerate the exercise date of any installment of any Option granted to an Employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Paragraph 27) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6.B.d.
      The Administrator may, in its discretion, amend any term or condition of an outstanding Option provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Option was granted, or in the event of the death of the Participant, the Participant’s Survivors, if the amendment is adverse to the Participant, and (iii) any such amendment of any ISO shall be made only after the Administrator determines whether such amendment would constitute a “modification” of any Option which is an ISO (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holder of such ISO.

10.	ACCEPTANCE OF STOCK GRANTS AND STOCK-BASED AWARDS AND ISSUE OF SHARES.
      A Stock Grant or Stock-Based Award (or any part or installment thereof) shall be accepted by executing the applicable Agreement and delivering it to the Company or its designee, together with provision for payment of the full purchase price, if any, in accordance with this Paragraph for the Shares as to which such Stock Grant or Stock-Based Award is being accepted, and upon compliance with any other conditions set forth in the applicable Agreement. Payment of the purchase price for the Shares as to which such Stock Grant or Stock-Based Award is being accepted shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of acceptance of the Stock Grant or Stock-Based Award to the purchase price of the Stock Grant or Stock-Based Award, or (c) at the discretion of the Administrator, by delivery of the grantee’s personal recourse note bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, or (d) at the discretion of the Administrator, by any combination of (a), (b) and (c) above.
      The Company shall then, if required pursuant to the applicable Agreement, reasonably promptly deliver the Shares as to which such Stock Grant or Stock-Based Award was accepted to the Participant (or to the Participant’s Survivors, as the case may be), subject to any escrow provision set forth in the applicable Agreement. In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance.
      The Administrator may, in its discretion, amend any term or condition of an outstanding Stock Grant, Stock-Based Award or applicable Agreement provided (i) such term or condition as amended is permitted by the Plan, and (ii) any such amendment shall be made only with the consent of the Participant to whom the Stock Grant or Stock-Based Award was made, if the amendment is adverse to the Participant.

11.	RIGHTS AS A SHAREHOLDER.
      No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right, except after due exercise of the Option or acceptance of the Stock Grant or as set forth in any Agreement and tender of the full purchase price, if any, for the Shares being purchased pursuant to such exercise or acceptance and registration of the Shares in the Company’s share register in the name of the Participant.

12.	ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.
      By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable Agreement. Notwithstanding the foregoing, an ISO transferred except in compliance with clause (i) above shall no longer qualify as an ISO. The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above, a Stock Right shall only be exercisable or may only be accepted, during the Participant’s lifetime, by such Participant (or by his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.

13.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN “FOR CAUSE” OR DEATH OR DISABILITY.
      Except as otherwise provided in a Participant’s Option Agreement, in the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:

a. A Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate (for any reason other than termination “for cause”, Disability, or death for which events there are special rules in Paragraphs 14, 15, and 16, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant’s Option Agreement.

b. Except as provided in Subparagraph (c) below, or Paragraph 15 or 16, in no event may an Option intended to be an ISO, be exercised later than three months after the Participant’s termination of employment.

c. The provisions of this Paragraph, and not the provisions of Paragraph 15 or 16, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy; provided, however, in the case of a Participant’s Disability or death within three months after the termination of employment, director status or consultancy, the Participant or the Participant’s Survivors may exercise the Option within one year after the date of the Participant’s termination of service, but in no event after the date of expiration of the term of the Option.

d. Notwithstanding anything herein to the contrary, if subsequent to a Participant’s termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Board of Directors determines that, either prior or subsequent to the Participant’s termination, the Participant engaged in conduct which would constitute “cause”, then such Participant shall forthwith cease to have any right to exercise any Option.

e. A Participant to whom an Option has been granted under the Plan who is absent from the Company or an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

f. Except as required by law or as set forth in a Participant’s Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant’s status within or among the Company and any Affiliates, so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

14.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE “FOR CAUSE”.
      Except as otherwise provided in a Participant’s Option Agreement, the following rules apply if the Participant’s service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated “for cause” prior to the time that all his or her outstanding Options have been exercised:

a. All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated “for cause” will immediately be forfeited.

b. For purposes of this Plan, “cause” shall include (and is not limited to) dishonesty with respect to the Company or any Affiliate, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of “cause” will be conclusive on the Participant and the Company.

c. “Cause” is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of “cause” occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute “cause”, then the right to exercise any Option is forfeited.

d. Any provision in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of “cause” for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to that Participant.

15.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.
      Except as otherwise provided in a Participant’s Option Agreement, a Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant:

a. To the extent that the Option has become exercisable but has not been exercised on the date of Disability; and

b. In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of Disability.
      A Disabled Participant may exercise such rights only within the period ending one year after the date of the Participant’s termination of employment, directorship or consultancy, as the case may be, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not become Disabled and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.
      The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

16.	EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.
      Except as otherwise provided in a Participant’s Option Agreement, in the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an Affiliate, such Option may be exercised by the Participant’s Survivors:

a. To the extent that the Option has become exercisable but has not been exercised on the date of death; and

b. In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant’s date of death.
      If the Participant’s Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

17.	EFFECT OF TERMINATION OF SERVICE ON UNACCEPTED STOCK GRANTS.
      In the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant, such offer shall terminate.
      For purposes of this Paragraph 17 and Paragraph 18 below, a Participant to whom a Stock Grant has been offered and accepted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a permanent and total Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.
      In addition, for purposes of this Paragraph 17 and Paragraph 18 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

18.	EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE OTHER THAN “FOR CAUSE” OR DEATH OR DISABILITY.
      Except as otherwise provided in a Participant’s Agreement, in the event of a termination of service (whether as an employee, director or consultant), other than termination “for cause,” Disability, or death for which events there are special rules in Paragraphs 19, 20, and 21, respectively, before all Company rights of repurchase shall have lapsed, then the Company shall have the right to repurchase that number of Shares subject to a Stock Grant as to which the Company’s repurchase rights have not lapsed.

19.	EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE “FOR CAUSE”.
      Except as otherwise provided in a Participant’s Agreement, the following rules apply if the Participant’s service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated “for cause”:

a. All Shares subject to any Stock Grant shall be immediately subject to repurchase by the Company at the purchase price, if any, thereof.

b. For purposes of this Plan, “cause” shall include (and is not limited to) dishonesty with respect to the employer, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of “cause” will be conclusive on the Participant and the Company.

c. “Cause” is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of “cause” occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute “cause,” then the Company’s right to repurchase all of such Participant’s Shares shall apply.

d. Any provision in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of “cause” for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to that Participant.

20.	EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR DISABILITY.
      Except as otherwise provided in a Participant’s Agreement, the following rules apply if a Participant ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability: to the extent the Company’s rights of repurchase have not lapsed on the date of Disability, they shall be exercisable; provided, however, that in the event such rights of repurchase lapse periodically, such rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of Disability as would have lapsed had the Participant not become Disabled. The proration shall be based upon the number of days accrued prior to the date of Disability.
      The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

21.	EFFECT ON STOCK GRANTS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.
      Except as otherwise provided in a Participant’s Agreement, the following rules apply in the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an Affiliate: to the extent the Company’s rights of repurchase have not lapsed on the date of death, they shall be exercisable; provided, however, that in the event such rights of repurchase lapse periodically, such rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of death as would have lapsed had the Participant not died. The proration shall be based upon the number of days accrued prior to the Participant’s death.

22.	PURCHASE FOR INVESTMENT.
      Unless the offering and sale of the Shares to be issued upon the particular exercise or acceptance of a Stock Right shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the “1933 Act”), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

a. The person(s) who exercise(s) or accept(s) such Stock Right shall warrant to the Company, prior to the receipt of such Shares, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their Shares issued pursuant to such exercise or such grant:

“The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.”

b. At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise or acceptance in compliance with the 1933 Act without registration thereunder.

23.	DISSOLUTION OR LIQUIDATION OF THE COMPANY.
      Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants and Stock-Based Awards which have not been accepted will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant’s Survivors have not otherwise terminated and expired, the Participant or the Participant’s Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation. Upon the dissolution or liquidation of the Company, any outstanding Stock-Based Awards shall immediately terminate unless otherwise determined by the Administrator or specifically provided in the applicable Agreement.

24.	ADJUSTMENTS.
      Upon the occurrence of any of the following events, a Participant’s rights with respect to any Stock Right granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant’s Agreement:

A. Stock Dividends and Stock Splits. If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, the number of shares of Common Stock deliverable upon the exercise of an Option or acceptance of a Stock Grant may be appropriately increased or decreased proportionately, and appropriate adjustments may be made including, in the purchase price per share, to reflect such events. The number of Shares subject to the limitations in Paragraphs 3 and 4(c) shall also be proportionately adjusted upon the occurrence of such events.

B. Corporate Transactions. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company’s assets other than a transaction to merely change the state of incorporation (a “Corporate Transaction”), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all Options must be exercised (either (a) to the extent then exercisable or, (b) at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Options (either (a) to the extent then exercisable or, (b) at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph) over the exercise price thereof.

With respect to outstanding Stock Grants, the Administrator or the Successor Board, shall either (i) make appropriate provisions for the continuation of such Stock Grants on the same terms and conditions by substituting on an equitable basis for the Shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) terminate all Stock Grants in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Stock Grants over the purchase price thereof, if any. In addition, in the event of a Corporate Transaction, the Administrator may waive any or all Company repurchase rights with respect to outstanding Stock Grants.

C. Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company, other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option or accepting a Stock Grant after the recapitalization or reorganization shall be entitled to receive for the purchase price paid upon such exercise or acceptance the number of replacement securities which would have been received if such Option had been exercised or Stock Grant accepted prior to such recapitalization or reorganization.

D. Adjustments to Stock-Based Awards. Upon the happening of any of the events described in Subparagraphs A, B or C above, any outstanding Stock-Based Award shall be appropriately adjusted to reflect the events described in such Subparagraphs. The Administrator or the Successor Board shall determine the specific adjustments to be made under this Paragraph 24 and, subject to Paragraph 4, its determination shall be conclusive.

E. Modification of ISOs. Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph A, B or C above with respect to ISOs shall be made only after the Administrator determines whether such adjustments would constitute a “modification” of such ISOs (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Administrator determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments, unless the holder of an ISO specifically requests in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such “modification” on his or her income tax treatment with respect to the ISO.

25.	ISSUANCES OF SECURITIES.
      Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.

26.	FRACTIONAL SHARES.
      No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

27.	CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOs.
      The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant’s ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an employee of the Company or an Affiliate at the time of such conversion. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant’s ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

28.	WITHHOLDING.
      In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act (“F.I.C.A.”) withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant’s salary, wages or other remuneration in connection with the exercise or acceptance of a Stock Right or in connection with a Disqualifying Disposition (as defined in Paragraph 29) or upon the lapsing of any right of repurchase, the Company may withhold from the Participant’s compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company’s Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the fair market value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant’s payment of such additional withholding.

29.	NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.
      Each Employee who receives an ISO must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale or gift) of such shares before the later of (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO, except as otherwise provided in Section 424(c) of the Code. If the Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

30.	TERMINATION OF THE PLAN.
      The Plan will terminate on April 25, 2015, the date which is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the shareholders of the Company. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination.

31.	AMENDMENT OF THE PLAN AND AGREEMENTS.
      The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code, and to the extent necessary to qualify the shares issuable upon exercise or acceptance of any outstanding Stock Rights granted, or Stock Rights to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the Participant.

32.	EMPLOYMENT OR OTHER RELATIONSHIP.
      Nothing in this Plan or any Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

33.	GOVERNING LAW.
      This Plan shall be construed and enforced in accordance with the law of the State of Delaware.

ANNUAL MEETING OF STOCKHOLDERS OF

OXiGENE, INC.

230 Third Avenue
Waltham, MA 02451

July 7, 2005

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

ê Please detach along perforated line and mail in the envelope provided. ê

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS
AND “FOR” PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐	FOR ALL NOMINEES

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL EXCEPT (See instructions below)

NOMINEES:
O Joel-Tomas Citron
O Frederick W. Driscoll
O Arthur B. Laffer
O William N. Shiebler
O Per-Olof Söderberg
O J. Richard Zecher

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle net to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. Approval of Amendment of Restated Certificate of Incorporation.	☐	☐	☐

	FOR	AGAINST	ABSTAIN
3. Approval of the OXiGENE, Inc. 2005 Stock Plan.	☐	☐	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

OXiGENE, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING
OF STOCKHOLDERS TO BE HELD ON JULY 7, 2005

The undersigned hereby appoints Frederick W. Driscoll and James B. Murphy, and each of them (with full power to act alone), proxies, with full power of substitution, to vote all shares of common stock of OXiGENE, Inc., a Delaware corporation (the “Company”), owned by the undersigned at the 2005 Annual Meeting of Stockholders of the Company to be held at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. at One Financial Center, Boston, MA 02111, on July 7, 2005, at 10:00 a.m., local time, and at any and all adjournments or postponements thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED AND, IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED, WILL BE VOTED FOR THE ELECTION OF THE NAMED NOMINEES AND APPROVAL OF THE PROPOSALS SET FORTH IN THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS. IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OF THE MEETING.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND THE PROXY STATEMENT FURNISHED HEREWITH.

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TAKING OF A VOTE ON THE MATTERS HEREIN.

(Continued and to be signed on reverse side.)

COMMENTS: